National Vision Holdings, Inc. and Subsidiaries
Consolidated Statements of Operations
For the Fiscal Year Ended December 29, 2019 (Audited), the Three Months Ended December 29, 2018, September 29, 2018, June 30, 2018 and March 31, 2018 (Unaudited)

	Fiscal Year 2018	Fourth Quarter Ended December 29, 2018	Third Quarter Ended September 29, 2018			Second Quarter Ended June 30, 2018			First Quarter Ended March 31, 2018
	As reported	As reported (a)	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected
Revenue:
Net product sales	$1,269,612	$292,115	$319,312	$—	$319,312	$319,408	$—	$319,408	$338,777	$—	$338,777
Net sales of services and plans	267,242	63,807	68,113	—	68,113	66,124	—	66,124	69,198	—	69,198
Total net revenue	1,536,854	355,922	387,425	—	387,425	385,532	—	385,532	407,975		407,975
Cost applicable to revenue
Products	511,406	121,846	130,951	—	130,951	127,731	—	127,731	130,878	—	130,878
Services and plans	202,165	51,624	51,637	—	51,637	49,328	—	49,328	49,576	—	49,576
Total cost applicable to revenue	713,571	173,470	182,588	—	182,588	177,059	—	177,059	180,454		180,454
Operating Expenses:
Selling, general and administrative	687,476	166,132	184,424	604	185,028	165,038	589	165,627	170,102	587	170,689
Depreciation and amortization	74,339	19,556	19,080	264	19,344	17,346	231	17,577	17,654	208	17,862
Asset impairment	17,630	15,493	2,137	—	2,137	—	—	—	—	—	—
Other expenses, net	1,487	658	411	—	411	296	—	296	122	—	122
Total operating expenses	780,932	201,839	206,052		206,920	182,680	820	183,500	187,878	795	188,673
Income (loss) from operations	42,351	(19,387)	(1,215)	(868)	(2,083)	25,793	(820)	24,973	39,643	(795)	38,848
Interest expense, net	37,283	9,139	9,407	—	9,407	9,424	—	9,424	9,313	—	9,313
Debt issuance costs	200	200	—	—	—	—	—	—	—	—	—
Earnings (loss) before income taxes	4,868	(28,726)	(10,622)	(868)	(11,490)	16,369	(820)	15,549	30,330	(795)	29,535
Income tax provision (benefit)	(18,785)	(10,286)	(16,438)	(223)	(16,661)	3,292	(210)	3,082	5,283	(203)	5,080
Net income (loss):	$23,653	$(18,440)	$5,816	$(645)	$5,171	$13,077	$(610)	$12,467	$25,047	$(592)	$24,455

Earnings per share:
Basic	$0.31	$(0.24)	$0.08	$(0.01)	$0.07	$0.17	$—	$0.17	$0.34	$(0.01)	$0.33
Diluted	$0.30	$(0.24)	$0.07	$(0.01)	$0.06	$0.17	$(0.01)	$0.16	$0.32	$(0.01)	$0.31

Weighted average shares outstanding:
Basic	75,899	77,526	76,118	—	76,118	75,249	—	75,249	74,714	—	74,714
Diluted	79,041	77,526	79,710	—	79,710	77,858	—	77,858	77,837	—	77,837

(a) As reported in Exhibit 99.1 of Form 8-K filed on February 27, 2019

National Vision Holdings, Inc. and Subsidiaries
Consolidated Statements of Operations
For the Fiscal Year Ended December 30, 2017 (Audited), the Three Months Ended December 30, 2017, September 30, 2017, July 1, 2017 and April 1, 2017 (Unaudited)

	Fiscal Year 2017	Fourth Quarter Ended December30, 2017	Third Quarter Ended September 30, 2017			Second Quarter Ended July 1, 2017			First Quarter Ended April 1, 2017
	As reported	As reported (a)	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected
Revenue:
Net product sales	$1,129,313	$262,121	$283,648	$—	$283,648	$276,960	$—	$276,960	$306,584	$—	$306,584
Net sales of services and plans	245,995	59,698	62,441	—	62,441	60,581	—	60,581	63,275	—	63,275
Total net revenue	1,375,308	321,819	346,089	—	346,089	337,541	—	337,541	369,859	—	369,859
Cost applicable to revenue
Products	456,078	106,979	115,752	—	115,752	112,314	—	112,314	121,033	—	121,033
Services and plans	180,888	45,413	46,606	—	46,606	44,094	—	44,094	44,775	—	44,775
Total cost applicable to revenue	636,966	152,392	162,358	—	162,358	156,408	—	156,408	165,808	—	165,808
Operating Expenses:
Selling, general and administrative	600,010	152,760	151,251	525	151,776	144,655	508	145,163	149,804	507	150,311
Depreciation and amortization	61,974	16,953	15,352	219	15,571	14,629	205	14,834	14,423	193	14,616
Asset impairment	4,117	3,117	—	—	—	1,000	—	1,000	—	—	—
Litigation settlement	7,000	—	—	—	—	7,000	—	7,000	—	—	—
Other expenses, net	950	203	568	—	568	77	—	77	102	—	102
Total operating expenses	674,051	173,033	167,171	744	167,915	167,361	713	168,074	164,329	700	165,029
Income (loss) from operations	64,291	(3,606)	16,560	(744)	15,816	13,772	(713)	13,059	39,722	(700)	39,022
Interest expense, net	55,536	14,571	14,851	—	14,851	14,622	—	14,622	11,492	—	11,492
Debt issuance costs	4,527	1,825	—	—	—	—	—	—	2,702	—	2,702
Earnings (loss) before income taxes	4,228	(20,002)	1,709	(744)	965	(850)	(713)	(1,563)	25,528	(700)	24,828
Income tax provision (benefit)	(38,910)	(47,343)	163	(287)	(124)	646	(276)	370	8,458	(271)	8,187
Net income (loss):	$43,138	$27,341	$1,546	$(457)	$1,089	$(1,496)	$(437)	$(1,933)	$17,070	$(429)	$16,641

Earnings per share:
Basic	$0.72	$0.39	$0.03	$(0.01)	$0.02	$(0.03)	$—	$(0.03)	$0.30	$—	$0.30
Diluted	$0.70	$0.37	$0.03	$(0.01)	$0.02	$(0.03)	$—	$(0.03)	$0.29	$—	$0.29

Weighted average shares outstanding:
Basic	59,895	70,454	56,414	—	56,414	56,414	—	56,414	56,261	—	56,261
Diluted	62,035	73,256	58,459	—	58,459	56,414	—	56,414	57,934	—	57,934
(a) As reported in Exhibit 99.1 of Form 8-K filed on February 27, 2019

The following tables reconcile our net income to EBITDA, Adjusted EBITDA, and Adjusted Net Income for the periods presented (Unaudited):

	Fiscal Year 2018	Fourth Quarter Ended December 29, 2018	Third Quarter Ended September 29, 2018			Second Quarter Ended June 30, 2018			First Quarter Ended March 31, 2018
	As reported	As reported (a)	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected
Net income (loss)	$23,653	$(18,440)	$5,816	$(645)	$5,171	$13,077	$(610)	$12,467	$25,047	$(592)	$24,455
Interest expense	37,283	9,139	9,407	—	9,407	9,424	—	9,424	9,313	—	9,313
Income tax provision (benefit)	(18,785)	(10,286)	(16,438)	(223)	(16,661)	3,292	(210)	3,082	5,283	(203)	5,080
Depreciation and amortization	74,339	19,556	19,080	264	19,344	17,346	231	17,577	17,654	208	17,862
EBITDA	116,490	(31)	17,865	(604)	17,261	43,139	(589)	42,550	57,297	(587)	56,710

Stock compensation expense (b)	20,939	7,190	10,629	—	10,629	1,524	—	1,524	1,596	—	1,596
Debt issuance costs (c)	200	200	—	—	—	—	—	—	—	—	—
Asset impairment (d)	17,630	15,493	2,137	—	2,137	—	—	—	—	—	—
New store pre-opening expense (e)	2,229	487	512	—	512	756	—	756	474	—	474
Non-cash rent (f)	2,801	867	420	241	661	508	237	745	300	228	528
Secondary offering expenses (g)	2,451	609	702	—	702	177	—	177	1,191	(228)	963
Long-term incentive plan (h)	7,040	2,429	4,611	—	4,611	—	—	—	—	—	—
Other (i)	4,585	1,473	1,927	—	1,927	726	—	726	231	228	459
Adjusted EBITDA	$174,365	$28,717	$38,803	$(363)	$38,440	$46,830	$(352)	$46,478	$61,089	$(359)	$60,730

	Fiscal Year 2018	Fourth Quarter Ended December 29, 2018	Third Quarter Ended September 29, 2018			Second Quarter Ended June 30, 2018			First Quarter Ended March 31, 2018
	As reported	As reported (a)	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected
Net income (loss)	$23,653	$(18,440)	$5,816	$(645)	$5,171	$13,077	$(610)	$12,467	$25,047	$(592)	$24,455
Stock compensation expense (b)	20,939	7,190	10,629	—	10,629	1,524	—	1,524	1,596	—	1,596
Debt issuance costs (c)	200	200	—	—	—	—	—	—	—	—	—
Asset impairment (d)	17,630	15,493	2,137	—	2,137	—	—	—	—	—	—
New store pre-opening expense (e)	2,229	487	512	—	512	756	—	756	474	—	474
Non-cash rent (f)	2,801	867	420	241	661	508	237	745	300	228	528
Secondary offering expenses (g)	2,451	609	702	—	702	177	—	177	1,191	(228)	963
Long-term incentive plan (h)	7,040	2,429	4,611	—	4,611	—	—	—	—	—	—
Other (i)	4,585	1,473	1,927	—	1,927	726	—	726	231	228	459
Amortization of acquisition intangibles and deferred financing costs (j)	9,253	2,412	2,279	—	2,279	2,281	—	2,281	2,281	—	2,281
Tax benefit of stock option exercises (k)	(25,544)	(7,578)	(13,900)	—	(13,900)	(1,371)	—	(1,371)	(2,695)	—	(2,695)
Tax effect of total adjustments (l)	(13,309)	(4,102)	(5,943)	(62)	(6,005)	(1,528)	(61)	(1,589)	(1,555)	(58)	(1,613)
Adjusted Net Income	$51,928	$1,040	$9,190	$(466)	$8,724	$16,150	$(434)	$15,716	$26,870	$(422)	$26,448

(a)	As reported in Exhibit 99.1 of Form 8-K filed on February 27, 2019

(b)	Non-cash charges related to stock-based compensation programs, which vary from period to period depending on the timing of awards and performance vesting conditions.

(c)	For fiscal year 2018, fees associated with the issuance of new term loans during the fourth quarter of fiscal year 2018.

(d)	Non-cash charges related to impairment of long-lived assets, primarily goodwill in our Military and Fred Meyer brands during fiscal year 2018

(e)
Pre-opening expenses, which include marketing and advertising, labor and occupancy expenses incurred prior to opening a new store, are generally higher than comparable expenses incurred once such store is open and generating revenue. We believe that such higher pre-opening expenses are specific in nature, are not indicative of ongoing core operating performance. We adjust for these costs to facilitate comparisons of store operating performance from period to period.

(f)	Consists of the non-cash portion of rent expense, which reflects the extent to which our straight-line rent expense recognized under GAAP exceeds or is less than our cash rent payments.

(g)	Expenses related to our secondary public offerings during fiscal year 2018.

(h)
Expenses pursuant to a long-term incentive plan for non-executive employees who were not participants in the management equity plan for fiscal year 2018. This plan was effective in 2014 following the acquisition of the Company by KKR Sponsor. During the third quarter of fiscal year 2018, $4.6 million cash payout was triggered as a result of the second secondary offering of common stock by KKR Sponsor and other selling shareholders. The remaining $2.4 million relates to the third secondary offering and is accrued but not paid as of fiscal year end 2018.

(i)
Other adjustments include amounts that management believes are not representative of our operating performance (amounts in brackets represent reductions in Adjusted EBITDA and Adjusted Net Income) including our share of losses on equity method investments of $0.3 million, $0.4 million, $0.4 million, $0.2 million for the three months ended December 29, 2018, September 29, 2018, June 30, 2018 and March 31, 2018, respectively; the amortization impact of the KKR Acquisition-related adjustments (e.g., fair value of leasehold interests) of $0.1 million, $0.2 million, $52,000 million and $17 thousand for the three months ended December 29, 2018, September 29, 2018, June 30, 2018 and March 31, 2018, respectively; differences between the timing of expense versus cash payments related to contributions to charitable organizations of $(0.2) million, for the three months ended December 29, 2018, and $(0.3) million for each of the three months ended September 29, 2018, June 30, 2018 and March 31, 2018, respectively; costs of severance and relocation of $0.1 million, $0.3 million $0.3 million, and $0.2 million for the three months ended December 29, 2018, September 29, 2018, June 30, 2018 and March 31, 2018, respectively; excess payroll taxes related to stock option exercises of $0.6 million and $0.9 million for the three months ended December 29, 2018 and September 29, 2018, respectively; and other expenses and adjustments totaling $0.6 million, $0.4 million, $0.2 million and $0.3 million for the three months ended December 29, 2018, September 29, 2018, June 30, 2018 and March 31, 2018, respectively.

(j)
Amortization of the increase in carrying values of definite-lived intangible assets resulting from the application of purchase accounting to the KKR Acquisition of $1.9 million for each of the fiscal quarters of 2018; and 2) Amortization of debt discounts associated with the March 2014 term loan borrowings in connection with the KKR Acquisition and, to a lesser extent, amortization of debt discounts associated with the May 2015 and February 2017 incremental First Lien - Term Loan B and the November 2017 First Lien - Term Loan B refinancing, aggregating to $0.5 million for the three months ended December 29, 2018, and $0.4 million for each of the three months ended September 29, 2018, June 30, 2018 and March 31, 2018.

(k)
Tax benefit associated with accounting guidance adopted at the beginning of fiscal year 2017 (Accounting Standards Update 2016-09, Compensation - Stock Compensation), requiring excess tax benefits to be recorded in earnings as discrete items in the reporting period in which they occur.

(l)	Represents the income tax effect of the total adjustments, at our combined statutory federal and state income tax rates.

The following tables reconcile our net income to EBITDA, Adjusted EBITDA, and Adjusted Net Income for the periods presented (Unaudited):

	Fiscal Year 2017	Fourth Quarter Ended December 30, 2017	Third Quarter Ended September 30, 2017			Second Quarter Ended July 1, 2017			First Quarter Ended April 1, 2017
	As reported	As reported (a)	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected
Net income (loss)	$43,138	$27,341	$1,546	$(457)	$1,089	$(1,496)	$(437)	$(1,933)	$17,070	$(429)	$16,641
Interest expense	55,536	14,571	14,851	—	14,851	14,622	—	14,622	11,492	—	11,492
Income tax provision (benefit)	(38,910)	(47,343)	163	(287)	(124)	646	(276)	370	8,458	(271)	8,187
Depreciation and amortization	61,974	16,953	15,352	219	15,571	14,629	205	14,834	14,423	193	14,616
EBITDA	121,738	11,522	31,912	(525)	31,387	28,401	(508)	27,893	51,443	(507)	50,936

Stock compensation expense (a)	5,152	2,012	1,151	—	1,151	885	—	885	1,104	—	1,104
Debt issuance costs (b)	4,527	1,825	—	—	—	—	—	—	2,702	—	2,702
Asset impairment (c)	4,117	3,117	—	—	—	1,000	—	1,000	—	—	—
Non-cash inventory write-offs (d)	2,271	—	—	—	—	256	—	256	2,015	—	2,015
Management fees (e)	5,263	4,418	271	—	271	290	—	290	284	—	284
New store pre-opening expense (f)	2,531	635	618	—	618	660	—	660	618	—	618
Non-cash rent (g)	1,919	289	381	205	586	296	199	495	358	191	549
Litigation settlement (h)	7,000	—	—	—	—	7,000	—	7,000	—	—	—
Other (i)	3,924	883	1,828	—	1,828	831	—	831	382	—	382
Adjusted EBITDA	$158,442	$24,701	$36,161	$(320)	$35,841	$39,619	$(309)	$39,310	$58,906	$(316)	$58,590

	Fiscal Year 2017	Fourth Quarter Ended December 30, 2017	Third Quarter Ended September 30, 2017			Second Quarter Ended July 1, 2017			First Quarter Ended April 1, 2017
	As reported	As reported (a)	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected	As previously reported	Adjustments	As corrected
Net income (loss)	$43,138	$27,341	$1,546	$(457)	$1,089	$(1,496)	$(437)	$(1,933)	$17,070	$(429)	$16,641
Stock compensation expense (b)	5,152	2,012	1,151	—	1,151	885	—	885	1,104	—	1,104
Debt issuance costs (c)	4,527	1,825	—	—	—	—	—	—	2,702	—	2,702
Asset impairment (d)	4,117	3,117	—	—	—	1,000	—	1,000	—	—	—
Non-cash inventory write-offs (e)	2,271	—	—	—	—	256	—	256	2,015	—	2,015
Management fees (f)	5,263	4,418	271	—	271	290	—	290	284	—	284
New store pre-opening expenses (g)	2,531	635	618	—	618	660	—	660	618	—	618
Non-cash rent (h)	1,919	289	381	205	586	296	199	495	358	191	549
Litigation settlement (i)	7,000	—	—	—	—	7,000	—	7,000	—	—	—
Other (j)	3,924	883	1,828	—	1,828	831	—	831	382	—	382
Amortization of acquisition intangibles and deferred financing costs (k)	14,481	5,853	2,884	—	2,884	2,885	—	2,885	2,859	—	2,859
Tax legislation adjustment (l)	(42,089)	(42,089)	—	—	—	—	—	—	—	—	—
Tax effect of total adjustments (m)	(20,475)	(7,613)	(2,853)	(82)	(2,935)	(5,641)	(80)	(5,721)	(4,129)	(77)	(4,206)
Adjusted Net Income (loss)	$31,759	$(3,329)	$5,826	$(334)	$5,492	$6,966	$(318)	$6,648	$23,263	$(315)	$22,948

(a)	As reported in Exhibit 99.1 of Form 8-K filed on February 27, 2019

(b)	Non-cash charges related to stock-based compensation programs, which vary from period to period depending on the timing of awards and performance vesting conditions.

(c)
For fiscal year 2017, includes $2.7 million of fees associated with the borrowing of $175.0 million in additional principal under our first lien credit agreement during the first quarter of 2017 and $1.8 million of fees associated with the refinancing of our first lien credit agreement during the fourth quarter of 2017.

(d)	Non-cash charges related to impairment of cost basis investment during the second quarter of 2017 and write-off of capitalized software and property and equipment during the fourth quarter of 2017.

(e)	Reflects write-offs of inventory relating to the expiration of a specific type of contact lens that could not be sold and required disposal.

(f)
Reflects management fees paid to KKR Sponsor and Berkshire in accordance with our monitoring agreement with them. The monitoring agreement was terminated automatically in accordance with its terms upon the consummation of the IPO in October 2017.

(g)
Pre-opening expenses, which include marketing and advertising, labor and occupancy expenses incurred prior to opening a new store, are generally higher than comparable expenses incurred once such store is open and generating revenue. We believe that such higher pre-opening expenses are specific in nature, are not indicative of ongoing core operating performance. We adjust for these costs to facilitate comparisons of store operating performance from period to period.

(h)	Consists of the non-cash portion of rent expense, which reflects the extent to which our straight-line rent expense recognized under GAAP exceeds or is less than our cash rent payments.

(i)	Expenses associated with settlement of litigation.

(j)
Other adjustments include amounts that management believes are not representative of our operating performance (amounts in brackets represent reductions in Adjusted EBITDA and Adjusted Net Income) including our share of losses on equity method investments of $0.3 million, $0.4 million, $0.2 million and $0.1 million for the three months ended December 30, 2017, September 30, 2017, July 1, 2017 and April 1, 2017, respectively; the amortization impact of the KKR Acquisition-related adjustments (e.g., fair value of leasehold interests) of $(0.1) for each of the three months ended December 30, 2017, September 30, 2017, July 1, 2017 and April 1, 2017; expenses related to preparation for being an SEC registrant that were not directly attributable to our IPO and therefore not charged to equity of $0.6 million and $0.7 million and $0.5 million for the three months ended September 30, 2017, July 1, 2017 and April 1, 2017, respectively; differences between the timing of expense versus cash payments related to contributions to charitable organizations of $(0.3) million for each of the three months ended December 30, 2017, September 30, 2017, July 1, 2017 and April 1, 2017; costs of severance and relocation of $0.4 million, $0.7 million and $0.3 million for the three months ended December 30, 2017, September 30, 2017 and July 1, 2017, respectively; and other expenses and adjustments totaling $0.5 million, $0.4 million and $0.1 million for the three months ended December 30, 2017, September 30, 2017, and April 1, 2017, respectively.

(k)
Amortization of the increase in carrying values of definite-lived intangible assets resulting from the application of purchase accounting to the KKR Acquisition of $1.9 million for each of the quarters of 2017; and 2) Amortization of debt discounts associated with the March 2014 term loan borrowings in connection with the KKR Acquisition and, to a lesser extent, amortization of debt discounts associated with the May 2015 and February 2017 incremental First Lien - Term Loan B and the November 2017 First Lien - Term Loan B refinancing, aggregating to $4.0 million for the quarter ended December 30, 2017, and $1.0 million for each of the three months ended September 30, 2017, July 1, 2017 and April 1, 2017. The additional amortization of debt discount in fourth quarter of 2017 includes a $3.3 million write-off of debt discounts associated with the repayment of the entire $125.0 million second lien term loan balance.

(l)
The adjustment represents re-measuring and reassessing the net realizability of our deferred tax assets and liabilities during fiscal year 2017. See Note 6. “Income Taxes” in Part II. Item 8. of this Form 10-K for additional information regarding the Tax Legislation.

(m)	Represents the income tax effect of the total adjustments, at our combined statutory federal and state income tax rates.